UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21763

Name of Fund:  Managed Account Series

Global SmallCap Portfolio

Mid Cap Value Opportunities Portfolio

BlackRock U.S. Mortgage Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, Managed Account Series, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 04/30/2016

Date of reporting period: 04/30/2016

Item 1 – Report to Stockholders

APRIL 30, 2016

ANNUAL REPORT	BLACKROCK®

Managed Account Series

▶  BlackRock U.S. Mortgage Portfolio

▶  Global SmallCap Portfolio

▶  Mid Cap Value Opportunities Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	MANAGED ACCOUNT SERIES	APRIL 30, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. Investors spent most of 2015 anticipating the end of the Federal Reserve’s (the “Fed”) near-zero interest rate policy as U.S. growth outpaced other developed markets. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Global market volatility increased in the latter part of 2015 and spilled over into early 2016. Oil prices were a key factor behind the instability after collapsing in mid-2015 due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets. Signs of slowing economic growth, a depreciating yuan and declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy. Risk assets (such as equities and high yield bonds) suffered in this environment.

After a painful start to the new year, fears of a global recession began to fade as the first quarter wore on, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength offered some relief to U.S. exporters and emerging market economies. Oil prices found firmer footing as global supply showed signs of leveling off.

The selloff in risk assets at the turn of the year brought valuations to more reasonable levels, creating some appealing entry points for investors in 2016. Nonetheless, slow but relatively stable growth in the United States is countered by a less optimistic global economic outlook and uncertainties around the efficacy of China’s policy response, the potential consequences of negative interest rates in Europe and Japan, and a host of geopolitical risks.

For the 12 months ended April 30, 2016, higher-quality assets such as municipal bonds, U.S. Treasuries and investment grade corporate bonds generated positive returns, while riskier assets such as non-U.S. and small cap equities broadly declined.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito President, BlackRock Advisors, LLC
Total Returns as of April 30, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.43%	1.21%
U.S. small cap equities (Russell 2000® Index)	(1.90)	(5.94)
International equities (MSCI Europe, Australasia, Far East Index)	(3.07)	(9.32)
Emerging market equities (MSCI Emerging Markets Index)	(0.13)	(17.87)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.14	0.15
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.76	3.74
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.82	2.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.52	5.16
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.38	(1.08)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of April 30, 2016	BlackRock U.S. Mortgage Portfolio

Investment Objective

BlackRock U.S. Mortgage Portfolio’s (the “Fund”) investment objective is to seek high total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended April 30, 2016, the Fund underperformed the benchmark, the Barclays U.S. Mortgage-Backed Securities Index.

What factors influenced performance?

•

The Fund’s strategies with respect to duration and yield curve positioning were the primary detractors from performance. (Duration is a measure of interest rate sensitivity.) Positions in commercial mortgage-backed securities also hindered results.

•

The Fund’s allocations to securitized assets, particularly non-agency residential mortgage-backed securities and agency mortgage-backed securities (“MBS”), contributed to performance. Positions in Fannie Mae 15-and 30-year bonds added value in the latter half of 2015, as yields fell significantly at this time. (Prices and yields move in opposite directions.)

•

The Fund had a large underweight in mortgages entering 2016, reflecting the investment advisor’s view that rising pre-payments would cause the asset class to underperform. This indeed proved to be the case, and the Fund’s positioning generated a positive impact on results.

•

The Fund held derivatives during the period, including futures and interest rate swaps, primarily to manage risk and/or gain exposure to interest rates or credit risk. Overall, the use of derivatives had no significant impact on performance.

Describe recent portfolio activity.

•

Within the agency MBS area, the Fund continued to favor sectors with lower degrees of prepayment sensitivity. Seeing opportunities in higher-coupon issues with a lower likelihood of refinancing, the Fund maintained overweights in 30- and 15-year issues with coupons of 4.5% and 3.5%, respectively. The investment advisor also favored bonds that it believed were positioned to perform well in any type of interest-rate environment. In the Ginnie Mae space, the Fund was underweight Ginnie Mae II 4% coupons versus Freddie Mac 30-year issues with 4% coupons.

Describe portfolio positioning at period end.

•

The Fund ended the period slightly underweight in agency MBS relative to the benchmark, with a tilt toward higher-coupon issues over those with coupons of 3% and 3.5%. Although yield spreads remained within their recent range as the period drew to a close, the investment advisor believed a further rally could soften overall demand by raising concerns about prepayments.

•

The Fund ended the period with a duration below that of the benchmark. The Fund’s yield curve positioning reflected the investment advisor’s view that market expectations for Fed policy were too optimistic.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments
U.S. Government Sponsored Agency Securities	86%
Non-Agency Mortgage-Backed Securities	10
Asset-Backed Securities	3
U.S. Treasury Obligations	1

Credit Quality Allocation[1]	Percent of Total Investments
AAA/Aaa[2]	91%
AA/Aa	3
A	1
BBB/Baa	1
CCC/Caa	2
CC/Ca	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/ Aaa.

4	MANAGED ACCOUNT SERIES	APRIL 30, 2016

BlackRock U.S. Mortgage Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge. Prior to December 6, 2010, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

[2]	The Fund invests primarily in mortgage-related securities.

[3]	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended April 30, 2016
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yield	Unsubsidized 30-Day Yield	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.74%	2.65%	2.05%	2.27%	N/A	4.41%	N/A	6.25%	N/A
Investor A	2.35	2.23	1.99	2.06	(2.02)%	4.13	3.28%	5.96	5.53%
Investor C	1.70	1.62	1.51	1.30	0.31	3.36	3.36	5.17	5.17
Barclays U.S. Mortgage-Backed Securities Index	—	—	1.97	2.56	N/A	3.05	N/A	4.86	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During the Period[5]	Ending Account Value April 30, 2016	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,020.50	$2.86	$2.51	$1,000.00	$1,022.03	$2.87	$1,022.38	$2.51
Investor A	$1,000.00	$1,019.90	$4.37	$4.02	$1,000.00	$1,020.54	$4.37	$1,020.89	$4.02
Investor C	$1,000.00	$1,015.10	$8.12	$7.77	$1,000.00	$1,016.81	$8.12	$1,017.16	$7.77

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.57% for Institutional, 0.87% for Investor A and 1.62% for Investor C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.50% for Institutional, 0.80% for Investor A and 1.55% for Investor C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	APRIL 30, 2016	5

Fund Summary as of April 30, 2016	Global SmallCap Portfolio

Investment Objective

Global SmallCap Portfolio’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended April 30, 2016, the Fund underperformed the MSCI All Country World Small Cap Index and the MSCI World Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients and represent only a portion of a broader separately managed account. Comparisons of the Fund’s performance versus its benchmarks will differ from comparisons of the benchmarks against the performance of the separately managed accounts. The following discussion of relative performance pertains to the MSCI All Country World Small Cap Index.

What factors influenced performance?

•

The most significant detractor from returns was stock selection in the consumer discretionary sector, most notably in the specialty retail, leisure products, and hotels, restaurant & leisure industries. Within retail, Men’s Wearhouse, Inc. and GNC Holdings, Inc. proved most detrimental during the period. Selection within consumer staples also weighed on relative returns, especially within the food products and food & staples retailing segments where Aryzta AG, a Swiss global supplier of baked goods, led detractors. Stock selection in the information technology (“IT”) and financials sectors hindered results as well.

•

The largest positive contributor to performance during the period was stock selection in the health care sector, especially within life sciences tools & services where Pacific Biosciences of California, Inc. was a notable performer to returns. Selection was also strong within the health care providers & services and pharmaceuticals industries. Selection in the industrials sector was supportive relative to returns, particularly in the machinery, industrial conglomerates and airlines industries. Rheinmetall AG, a German industrial conglomerate and manufacturer of auto parts and defense equipment, was a top performing stock within the space. Selection was additive as well in the materials, utilities and telecommunication services (“telecom”) sectors during the period.

Describe recent portfolio activity.

•

During the period, the Fund increased exposure to the energy, utilities and consumer staples sectors. Exposure to the financials, consumer discretionary, health care, materials and IT sectors was decreased during the period. The Fund reduced its allocation to the United States, the United Kingdom and Japan in favor of opportunities in Canada, Latin America and both developed and emerging Asia.

Describe portfolio positioning at period end.

•

The Fund was overweight relative to the MSCI All Country World Small Cap Index in the health care, energy and IT sectors, and underweight in the financials, consumer discretionary, materials, consumer staples and telecom sectors. From a geographic perspective, the Fund was most overweight Canada, the United Kingdom, Latin America and Emerging Europe. The largest underweights were in Japan, Asia-Pacific ex-Japan, Europe ex-U.K. and Emerging Asia.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
CyrusOne, Inc.	2%
Tanger Factory Outlet Centers, Inc.	1
Cable One, Inc.	1
Bank Tabungan Negara Persero Tbk PT	1
NuVasive, Inc.	1
Torex Gold Resources, Inc.	1
Continental Gold, Inc.	1
Owens & Minor, Inc.	1
Schoeller-Bleckmann Oilfield Equipment AG	1
Insulet Corp.	1

Geographic Allocation	Percent of Net Assets
United States	60%
Canada	9
United Kingdom	6
Japan	5
India	3
France	3
Australia	2
Brazil	2
Luxembourg	2
Indonesia	2
Other[1]	13
Liabilities in Excess of Other Assets	(7)

[1]	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

6	MANAGED ACCOUNT SERIES	APRIL 30, 2016

Global SmallCap Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees.

[2]	The Fund invests in a diversified portfolio primarily consisting of equity securities of small cap issuers in various foreign countries and in the United States.

[3]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

[4]	A free float-adjusted market capitalization weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets.

Performance Summary for the Period Ended April 30, 2016
		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	5 Years	10 Years
Global SmallCap Portfolio	(3.65)%	(9.86)%	5.21%	6.36%
MSCI World Index	(1.05)	(4.17)	5.96	4.13
MSCI All Country World Small Cap Index	1.41	(4.03)	5.06	5.39

[5]	See “About Fund Performance” on page 10.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During the Period[6]	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During the Period[6]	Annualized Expense Ratio
Global SmallCap Portfolio	$1,000.00	$963.50	$0.00	$1,000.00	$1,024.86	$0.00	0.00%

[6]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses incurred by the Fund. This agreement has no fixed term.

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	APRIL 30, 2016	7

Fund Summary as of April 30, 2016	Mid Cap Value Opportunities Portfolio

Investment Objective

Mid Cap Value Opportunities Portfolio’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended April 30, 2016, the Fund underperformed its benchmark, the S&P MidCap 400® Value Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients and represent only a portion of a broader separately managed account. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark index against the performance of the separately managed accounts.

What factors influenced performance?

•

The largest detractor from the Fund’s relative performance during the period was stock selection in the materials sector, and in particular within the containers & packaging industry where WestRock Co., an American packaging company, was among the most significant detractors. Selection within the financials sector also hindered performance, driven by holdings within the insurance and real estate investment trust (“REIT”) industries. Within REITs, Pebblebrook Hotel Trust was the biggest laggard. Within the energy sector, stock selection in the oil, gas & consumable fuels industry was a significant detractor.

•	The most significant contributor to relative performance during the period was stock selection in the health care sector, most notably within the health care equipment & supplies and health care providers & services industries. The most notable performer within health care was Thoratec, Inc., which was acquired by St. Jude Medical at a premium during the period. The Fund’s performance benefited as well from stock selection in the information technology (“IT”) sector, especially within the software, electronic equipment, instruments & components, and semiconductors segments. Within software, video game developer Activision Blizzard, Inc. was a primary contributor. Stock selection in the consumer discretionary sector, especially within the household durables industry, was also additive to performance during the period.

Describe recent portfolio activity.

•

During the period, the Fund increased exposure to the energy sector, with a focus on the oil, gas & consumable fuels industry. In addition, the allocation to consumer discretionary was increased as attractive valuations emerged in the sector. The Fund’s exposure to the financials, IT, industrials and health care sectors was decreased during the period.

Describe portfolio positioning at period end.

•

The Fund was overweight relative to the S&P MidCap 400® Value Index in the health care, consumer staples, energy and consumer discretionary sectors, with underweights in the financials, industrials, IT and telecommunication services sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
Albemarle Corp.	2%
Tanger Factory Outlet Centers, Inc.	2
LTC Properties, Inc.	2
Expeditors International of Washington, Inc.	2
OGE Energy Corp.	2
Owens & Minor, Inc.	1
Orbital ATK, Inc.	1
Cable One, Inc.	1
Superior Energy Services, Inc.	1
Carlisle Cos., Inc.	1

Sector Allocation	Percent of Net Assets
Financials	22%
Industrials	15
Consumer Discretionary	12
Information Technology	11
Materials	10
Utilities	10
Energy	9
Health Care	6
Short-Term Securities	5
Consumer Staples	4
Liabilities in Excess of Other Assets	(4)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

8	MANAGED ACCOUNT SERIES	APRIL 30, 2016

Mid Cap Value Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees.

[2]	The Fund normally invests at least 80% of its assets in equity securities of mid capitalization companies.

[3]

An unmanaged index that measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the S&P MidCap 400® Index and consists of those stocks in the S&P MidCap 400® Index exhibiting the strongest value characteristics, as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400® Index.

Performance Summary for the Period Ended April 30, 2016
		Average Annual Total Returns[4]
	6-Month Total Returns	1 Year	5 Years	10 Years
Mid Cap Value Opportunities Portfolio	1.70%	(2.62)%	8.45%	7.54%
S&P MidCap 400® Value Index	4.17	(1.45)	9.62	7.10

[4]	See “About Fund Performance” on page 10.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During the Period[5]	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Mid Cap Value Opportunities Portfolio	$1,000.00	$1,017.00	$0.00	$1,000.00	$1,024.86	$0.00	0.00%

[5]

For shares of the Fund, expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses incurred by the Fund. This agreement has no fixed term.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	APRIL 30, 2016	9

About Fund Performance

•

Institutional Shares (available only in BlackRock U.S. Mortgage Portfolio) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Investor A Shares (available only in BlackRock U.S. Mortgage Portfolio) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. For the BlackRock U.S. Mortgage Portfolio prior to December 6, 2010, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

•

Investor C Shares (available only in BlackRock U.S. Mortgage Portfolio) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. For the BlackRock U.S. Mortgage Portfolio prior to December 6, 2010, Investor C Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. For the BlackRock U.S. Mortgage Portfolio, the standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on November 1, 2015 and held through April 30, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	MANAGED ACCOUNT SERIES	APRIL 30, 2016

The Benefits and Risks of Leveraging

BlackRock U.S. Mortgage Portfolio may utilize leverage to seek to enhance yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

BlackRock U.S. Mortgage Portfolio may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to Fund shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and distribution rates than a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2016	11

Schedule of Investments April 30, 2016	BlackRock U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Bear Stearns Asset Backed Securities I Trust:
Series 2006-HE7, Class 1A2, 0.61%, 9/25/36 (a)	$71	$59,375
Series 2007-HE3, Class 2A, 0.58%, 4/25/37 (a)	504	378,494
Carrington Mortgage Loan Trust:
Series 2006-FRE1, Class A4, 0.68%, 7/25/36 (a)	100	59,420
Series 2006-NC5, Class A3, 0.58%, 1/25/37 (a)	200	114,602
Series 2007-RFC1, Class A3, 0.58%, 12/25/36 (a)	100	55,747
Citigroup Mortgage Loan Trust, Series 2007-FS1, Class 2A1A, 1.44%, 10/25/37 (a)(b)	1,856	1,158,682
Conseco Financial Corp., Series 1999-5, Class A6, 7.50%, 3/01/30 (a)	508	403,211
Countrywide Asset-Backed Certificates:
Series 2004-6, Class 2A4, 1.34%, 11/25/34 (a)	36	35,158
Series 2006-13, Class 3AV2, 0.58%, 1/25/37 (a)	97	92,891
Credit Acceptance Auto Loan Trust, Series 2013-2A, Class A, 1.50%, 4/15/21 (b)	230	229,507
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 1.72%, 8/15/25 (a)(b)	1,000	983,664
First Franklin Mortgage Loan Trust, Series 2006-FF12, Class A4, 0.58%, 9/25/36 (a)	251	236,235
Invitation Homes Trust:
Series 2014-SFR1, Class A, 1.44%, 6/17/31 (a)(b)	391	386,130
Series 2014-SFR2, Class A, 1.54%, 9/17/16 (a)(b)	1,356	1,344,346
Series 2014-SFR3, Class A, 1.64%, 12/17/16 (a)(b)	329	327,001
Series 2015-SFR1, Class A, 1.89%, 3/17/32 (a)(b)	770	771,809
Series 2015-SFR2, Class A, 1.79%, 6/17/32 (a)(b)	1,077	1,073,707
Series 2015-SFR3, Class A, 1.74%, 8/17/32 (a)(b)	2,275	2,280,713
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A5, 6.41%, 7/25/36 (c)	2,426	1,330,856
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/01/27 (b)	741	737,897
Long Beach Mortgage Loan Trust:
Series 2006-10, Class 2A2, 0.55%, 11/25/36 (a)	13	5,214
Series 2006-10, Class 2A3, 0.60%, 11/25/36 (a)	123	51,567
Series 2006-10, Class 2A4, 0.66%, 11/25/36 (a)	26	11,069

Asset-Backed Securities	Par (000)	Value
Series 2006-2, Class 1A, 0.62%, 3/25/46 (a)	$117	$73,478
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, 0.68%, 5/25/37 (a)	518	286,137
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-HE4, Class A4, 0.68%, 6/25/36 (a)	1,292	832,417
OCP CLO Ltd., Series 2012-2A, Class A2, 2.10%, 11/22/23 (a)(b)	1,199	1,197,541
Progress Residential Trust:
Series 2015-SFR1, Class A, 1.84%, 2/17/32 (a)(b)	1,000	999,260
Series 2015-SFR2, Class A, 2.74%, 6/12/32 (b)	800	803,505
RAMP Trust, Series 2006-RZ2, Class A3, 0.71%, 5/25/36 (a)	365	341,739
Scholar Funding Trust, Series 2011-A, Class A, 1.53%, 10/28/43 (a)(b)	644	620,670
Silver Bay Realty Trust, Series 2014-1, Class A, 1.44%, 9/17/31 (a)(b)	1,031	1,011,997
SMB Private Education Loan Trust, Series 2015-C, Class A3, 2.38%, 8/16/32 (a)(b)	500	498,585
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-BC1, Class A4, 0.57%, 2/25/37 (a)	590	522,502
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.69%, 6/17/32 (a)(b)	600	590,725
World Financial Network Credit Card Master Trust, Series 2012-D, Class B, 3.34%, 4/17/23	700	705,693
Total Asset-Backed Securities — 6.7%		20,611,544

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 4.8%
Banc of America Funding Trust, Series 2006-A, Class 3A2, 2.94%, 2/20/36 (a)	81	64,469
Banc of America Mortgage Trust:
Series 2003-3, Class 2A1, 0.99%, 5/25/18 (a)	9	8,992
Series 2005-G, Class 2A4, 2.84%, 8/25/35 (a)	691	624,341
Series 2005-I, Class 2A5, 2.89%, 10/25/35 (a)	445	388,302
Bear Stearns Asset Backed Securities I Trust:
Series 2005-AC9, Class A5, 6.25%, 12/25/35 (c)	54	51,528
Series 2006-AC1, Class 1A2, 6.25%, 2/25/36 (c)	64	48,693

Portfolio Abbreviations
ADR	American Depositary Receipts	TBA	To-Be-Announced
LIBOR	London Interbank Offered Rate	USD	U.S. Dollar
OTC	Over-the-counter

See Notes to Financial Statements.

12	MANAGED ACCOUNT SERIES	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Collateralized Mortgage Obligations (continued)
CHL Mortgage Pass-Through Trust:
Series 2005-17, Class 1A6, 5.50%, 9/25/35	$206	$200,385
Series 2006-HYB2, Class 3A1, 2.76%, 4/20/36 (a)	216	184,498
Citigroup Mortgage Loan Trust, Series 2009-11,
Class 6A1, 1.78%, 10/25/35 (a)(b)	1	1,087
Countrywide Alternative Loan Trust:
Series 2004-12CB, Class 1A1, 5.00%, 7/25/19	170	173,678
Series 2005-3CB, Class 1A4, 5.25%, 3/25/35	42	41,476
Series 2005-47CB, Class A2, 0.94%, 10/25/35 (a)	116	75,048
Series 2006-15CB, Class A1, 6.50%, 6/25/36	477	365,127
Series 2006-19CB, Class A15, 6.00%, 8/25/36	312	280,508
Series 2006-45T1, Class 2A2, 6.00%, 2/25/37	582	492,406
Series 2006-45T1, Class 2A5, 6.00%, 2/25/37	1,307	1,105,457
Series 2007-19, Class 1A4, 6.00%, 8/25/37	1,597	1,241,476
Series 2007-2CB, Class 1A15, 5.75%, 3/25/37	297	263,419
Series 2007-9T1, Class 1A1, 6.00%, 5/25/37	76	58,049
Series 2007-HY7C, Class A1, 0.58%, 8/25/37 (a)	2,160	1,790,705
Credit Suisse Mortgage Trust, Series 2006-8,
Class 1A1, 4.50%, 10/25/21	131	118,917
HarborView Mortgage Loan Trust, Series 2006-6,
Class 3A1A, 2.92%, 8/19/36 (a)	1,261	1,008,015
IndyMac INDA Mortgage Loan Trust, Series 2007-AR1, Class 3A1, 4.43%, 3/25/37 (a)	221	188,958
IndyMac INDX Mortgage Loan Trust, Series 2006-AR27, Class 2A2, 0.64%, 10/25/36 (a)	2,263	1,811,546
LSTAR Securities Investment Trust:
Series 2014-1, Class NOTE, 3.53%, 9/01/21 (a)(b)	869	860,390
Series 2014-2, Class A, 2.43%, 12/01/21 (a)(b)	1,044	1,029,219
Series 2015-1, Class A, 2.43%, 1/01/20 (a)(b)	1	1,283
Series 2015-2, Class A, 2.44%, 1/01/20 (a)(b)	901	878,803
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AF1, Class 1A4, 6.63%, 5/25/36 (c)	2,834	1,244,184
Wells Fargo Mortgage Backed Securities, Series 2007-8, Class 2A2, 6.00%, 7/25/37	88	86,441

		14,687,400
Commercial Mortgage-Backed Securities — 11.7%
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7, Class B, 4.51%, 9/15/25 (a)	1,300	1,417,579
BHMS Mortgage Trust, Series 2014-ATLS,
Class AFL, 1.94%, 7/05/21 (a)(b)	1,400	1,381,119
CCRESG Commercial Mortgage Trust:
Series 2016-HEAT, Class A, 3.36%, 4/10/21 (b)	950	974,344
Series 2016-HEAT, Class D, 5.49%, 4/10/29 (b)	720	721,575

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
CD Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48	$4,200	$4,244,995
CFCRE Commercial Mortgage Trust,
Series 2016-C3, Class D, 3.05%, 1/10/48 (a)(b)	1,500	989,700
Commercial Mortgage Pass-Through Certificates:
Series 2014-TWC, Class A, 1.29%, 2/13/32 (a)(b)	1,145	1,133,793
Series 2015-CR25, Class A4, 3.76%, 8/10/25	1,300	1,402,329
Series 2016-DC2, Class B, 4.80%, 2/10/26 (a)	700	752,929
Commercial Mortgage Trust, Series 2015-CR24, Class A5, 3.70%, 8/10/55	1,400	1,503,039
Four Times Square Trust Commercial Mortgage Pass-Through Certificates, Series 2006-4TS, Class A, 5.40%, 12/13/28 (b)	750	845,515
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX, 3.49%, 12/15/34 (a)(b)	1,500	1,463,353
Great Wolf Trust, Series 2015-WOLF, Class A, 1.89%, 5/15/34 (a)(b)	300	296,577
GS Mortgage Securities Trust, Series 2015-GC32, Class A4, 3.76%, 7/10/48	900	968,891
Hilton USA Trust, Series 2013-HLF, Class AFL, 1.44%, 11/05/30 (a)(b)	4,171	4,168,208
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2015-CSMO, Class A, 1.68%, 1/15/32 (a)(b)	3,800	3,783,303
Series 2015-CSMO, Class D, 3.73%, 1/15/32 (a)(b)	900	889,359
Series 2015-CSMO, Class E, 4.39%, 1/15/32 (a)(b)	900	882,019
Series 2015-SGP, Class A, 2.13%, 7/15/19 (a)(b)	400	397,861
Series 2016-ATRM, Class D, 5.35%, 10/05/28 (b)	1,000	1,010,756
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class B, 3.71%, 4/15/23 (a)	700	724,891
Morgan Stanley Capital I Trust:
Series 2007-IQ13, Class A4, 5.36%, 3/15/44	1,179	1,206,692
Series 2014-MP, Class A, 3.47%, 8/11/33 (b)	900	950,398
Wells Fargo Commercial Mortgage Trust:
Series 2015-C30, Class A4, 3.66%, 9/15/48	1,300	1,387,338
Series 2015-C31, Class D, 3.85%, 11/15/48	245	175,606
Series 2015-NXS3, Class C, 4.64%, 9/15/57 (a)	900	843,192
Series 2016-NXS5, Class D, 5.05%, 1/15/59 (a)	1,337	1,152,834

		35,668,195
Interest Only Commercial Mortgage-Backed Securities — 3.8%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, 1.08%, 9/15/48 (a)	994	61,109
Citigroup Commercial Mortgage Trust:
Series 2014-GC23, Class XA, 1.28%, 7/10/47 (a)	1,578	101,800
Series 2015-P1, Class XA, 0.95%, 9/15/48 (a)	4,777	266,492

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2016	13

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Pass-Through Certificates:
Series 2014-CR14, Class XA, 1.01%, 2/10/47 (a)	$2,177	$81,318
Series 2014-CR16, Class XA, 1.40%, 4/10/47 (a)	881	53,241
Series 2015-CR25, Class XA, 1.12%, 8/10/48 (a)	7,564	490,251
Commercial Mortgage Trust:
Series 2013-CR7, Class XA, 1.62%, 3/10/46 (a)	3,801	241,980
Series 2014-CR15, Class XA, 1.47%, 2/10/47 (a)	12,489	676,984
Series 2015-CR24, Class XA, 1.03%, 8/10/55 (a)	4,071	246,085
Series 2015-DC1, Class XA, 1.33%, 2/04/48 (a)	9,450	647,491
Series 2015-LC19, Class XA, 1.37%, 2/10/48 (a)	3,372	263,231
Series 2015-LC21, Class XA, 1.02%, 7/10/48 (a)	6,952	353,904
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.94%, 2/10/34 (a)(b)	10,760	451,091
Series 2015-TEXW, Class XA, 0.90%, 2/10/34 (a)(b)	9,200	368,948
Series 2015-WEST, Class XA, 1.08%, 2/10/37 (a)(b)	4,600	319,160
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class XA, 1.11%, 4/15/50 (a)	7,057	415,243
CSMC Trust, Series 2014-USA, Class X1, 0.70%, 9/17/37 (a)(b)	10,500	455,175
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (a)(b)	72,484	343,974
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.34%, 4/10/47 (a)	1,523	94,624
JPMBB Commercial Mortgage Securities Trust:
Series 2015-C27, Class XA, 1.52%, 2/15/48 (a)	10,090	768,127
Series 2015-C28, Class XA, 1.34%, 10/15/48 (a)	9,698	654,190
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C13, Class XA, 1.32%, 11/15/46 (a)	2,316	136,242
Series 2014-C18, Class XA, 1.14%, 10/29/47 (a)	595	25,915
Series 2014-C19, Class XA, 1.30%, 12/15/47 (a)	28,161	1,725,733
Series 2015-C25, Class XA, 1.30%, 10/15/48 (a)	2,494	195,092
Series 2016-C29, Class XA, 1.82%, 5/15/26 (a)	1,900	218,981
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class XA, 1.14%, 2/15/48 (a)	9,925	626,362
Series 2015-C30, Class XA, 1.18%, 9/15/48 (a)	3,380	229,247
Series 2015-NXS1, Class XA, 1.34%, 5/15/48 (a)	4,367	316,610
Series 2016-C33, Class XA, 1.99%, 3/15/59 (a)	1,899	228,099
WFRBS Commercial Mortgage Trust:
Series 2014-C22, Class XA, 1.10%, 9/15/57 (a)	4,544	240,075

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2014-C24, Class XA, 1.12%, 11/15/47 (a)	$2,283	$128,830
Series 2014-LC14, Class XA, 1.58%, 3/15/47 (a)	1,555	104,158

		11,529,762
Total Non-Agency Mortgage-Backed Securities — 20.3%		61,885,357

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.8%
Freddie Mac, Series 2411, Class FJ, 0.78%, 12/15/29 (a)	9	8,894
Ginnie Mae:
Series 2009-122, Class PY, 6.00%, 12/20/39	222	250,383
Series 2014-107, Class WX, 6.83%, 7/20/39 (a)	832	985,044
Series 2014-12, Class ZA, 3.00%, 1/20/44	642	627,188
Series 2014-62, Class Z, 3.00%, 4/20/44	531	517,101

		2,388,610
Commercial Mortgage-Backed Securities — 0.0%
Freddie Mac, Series KC01, Class X1, 0.85%, 12/25/22 (a)	4,140	140,619
Interest Only Collateralized Mortgage Obligations — 0.0%
Ginnie Mae, Series 2015-103, Class CI, 4.00%, 7/20/45	670	64,455
Interest Only Commercial Mortgage-Backed Securities — 0.7%
Fannie Mae, Series 2012-M9, Class X1, 4.20%, 12/25/17 (a)	6,768	273,414
Freddie Mac:
Series K040, Class X1, 0.88%, 9/25/24 (a)	3,570	179,008
Series K041, Class X1, 0.69%, 10/25/24 (a)	5,166	201,799
Series K042, Class X1, 1.19%, 12/25/24 (a)	1,691	123,835
Series K043, Class X1, 0.68%, 12/25/24 (a)	15,953	635,303
Series K045, Class X1, 0.58%, 1/25/25 (a)	20,931	687,394
Series K718, Class X1, 0.77%, 1/25/22 (a)	1,044	32,578

		2,133,331
Mortgage-Backed Securities — 174.3%
Fannie Mae Mortgage-Backed Securities:
2.00%, 5/01/31 (d)	900	904,236
2.50%, 4/01/30-5/01/31 (d)	9,889	10,170,284
3.00%, 11/01/26-5/01/46 (d)(e)	74,104	76,437,482
3.50%, 11/01/27-5/01/46 (d)(e)	62,553	66,035,610
4.00%, 5/01/27-5/01/46 (d)	85,427	91,495,769
4.50%, 7/01/24-5/01/46 (d)	44,229	48,223,581
5.00%, 1/01/23-5/01/46 (d)(e)	15,131	16,748,320
5.50%, 6/01/24-3/01/35	1,704	1,925,787
6.00%, 12/01/32-6/01/41	2,264	2,591,616
6.50%, 9/01/36-5/01/46 (d)	2,186	2,514,150

See Notes to Financial Statements.

14	MANAGED ACCOUNT SERIES	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities (continued)
Freddie Mac Mortgage-Backed Securities:
2.50%, 3/01/30-9/01/30	$2,885	$2,972,518
2.78%, 10/01/45 (a)	809	833,154
3.00%, 5/01/27-5/01/46 (d)	18,103	18,651,048
3.50%, 7/01/26-2/01/46 (e)	22,606	23,758,665
4.00%, 8/01/40-5/01/46 (d)	19,506	20,854,993
4.50%, 1/01/19-5/01/46 (d)	6,293	6,855,249
5.00%, 11/01/24-10/01/41	2,628	2,906,068
5.50%, 6/01/41-5/01/46 (d)	2,750	3,072,145
6.00%, 6/01/27-11/01/39	511	579,276
Ginnie Mae Mortgage-Backed Securities:
3.00%, 5/15/46 (d)	14,474	14,984,516
3.50%, 12/20/41-5/15/46 (d)(e)	51,045	53,936,442
4.00%, 9/20/40-5/15/46 (d)	43,754	46,725,126
4.50%, 9/20/39-5/15/46 (d)(e)	10,688	11,647,176
5.00%, 12/15/34-5/15/46 (d)	3,895	4,298,735
5.50%, 7/15/38-12/20/41	1,719	1,914,276
6.00%, 5/15/46 (d)	670	754,247
6.50%, 10/15/38-2/20/41	711	821,756

		532,612,225
Total U.S. Government Sponsored Agency Securities — 175.8%		537,339,240

U.S. Treasury Obligations
U.S. Treasury Inflation Indexed Notes, 0.38%, 7/15/25	3,300	3,388,342
U.S. Treasury Notes, 1.63%, 2/15/26	600	589,594
Total U.S. Treasury Obligations — 1.3%		3,977,936
Total Investments Before TBA Sale Commitments (Cost — $620,133,337) — 204.1%		623,814,077

TBA Sale Commitments (d)	Par (000)	Value
Fannie Mae Mortgage-Backed Securities:
2.50%, 5/01/31	$1,910	$(1,962,860)
3.00%, 5/01/31-5/01/46	51,754	(53,098,862)
3.50%, 5/01/31-5/01/46	19,914	(20,948,823)
4.00%, 5/01/46	53,680	(57,326,157)
4.50%, 5/01/46	17,035	(18,547,521)
5.50%, 5/01/46	1,500	(1,679,825)
6.00%, 5/01/46	400	(455,922)
Freddie Mac Mortgage-Backed Securities:
2.50%, 5/01/31	2,671	(2,746,122)
3.00%, 5/01/31-5/01/46	1,400	(1,456,528)
3.50%, 5/01/46	8,014	(8,394,196)
4.00%, 5/01/46	5,580	(5,958,394)
5.00%, 5/01/46	1,100	(1,209,554)
5.50%, 5/01/46	700	(779,013)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 5/15/46	200	(207,094)
3.50%, 5/15/46	22,136	(23,380,287)
4.00%, 5/15/46	32,730	(34,927,326)
4.50%, 5/15/46	506	(542,665)
5.50%, 5/15/46	300	(334,840)
Total TBA Sale Commitments (Proceeds — $233,343,654) — (76.5)%		(233,955,989)
Total Investments Net of TBA Sale Commitments — 127.6%		389,858,088
Liabilities in Excess of Other Assets — (27.6)%		(84,256,031)

Net Assets — 100.0%		$305,602,057

Notes to Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$2,594,919	$(9,413)
BNP Paribas Securities Corp.	$67,043	$(629)
Citigroup Global Markets, Inc.	$11,285,135	$12,234
Credit Suisse Securities (USA) LLC	$25,552,303	$44,116
Deutsche Bank Securities, Inc.	$2,278,031	$(3,094)
Goldman Sachs & Co.	$(10,635,392)	$(99,467)
J.P. Morgan Securities LLC	$19,709,686	$2,584
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(30,313,121)	$(189,890)
Morgan Stanley & Co. LLC	$11,528,837	$(63,598)
Nomura Securities International, Inc.	$(2,250,936)	$(982)
RBC Capital Markets, LLC	$11,299,083	$21,349
Wells Fargo Securities, LLC	$(1,409,348)	$(3,035)

(e)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2016	15

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Citigroup Global Markets, Inc.	0.55%	4/11/16	5/12/16	$41,101,000	$41,112,314	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.56%	4/20/16	5/23/16	7,303,000	7,304,239	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.53%	4/27/16	5/12/16	4,178,000	4,178,245	U.S. Government Sponsored Agency Securities	Up to 30 Days
Total				$52,582,000	$52,594,798

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
10	Euro Dollar Futures	June 2016	USD	2,483,125	$ (2,389)
(3)	U.S. Treasury Bonds (30 Year)	June 2016	USD	489,937	6,041
(41)	U.S. Treasury Notes (10 Year)	June 2016	USD	5,332,562	(19,975)
(3)	U.S. Treasury Notes (2 Year)	June 2016	USD	655,875	(1,222)
(194)	U.S. Treasury Notes (5 Year)	June 2016	USD	23,457,328	(21,701)
187	Euro Dollar Futures	December 2016	USD	46,345,613	49,357
(1)	Euro Dollar Futures	June 2017	USD	247,550	(2,839)
1	Euro Dollar Futures	September 2017	USD	247,388	2,009
(252)	Euro Dollar Futures	December 2017	USD	62,297,550	(58,406)
Total					$(49,125)

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.49%[1]	3-month LIBOR	4/20/20	USD	4,500	$ (62,339)
1.99%[1]	3-month LIBOR	9/10/20	USD	1,200	(30,935)
1.96%[1]	3-month LIBOR	9/10/20	USD	700	(17,100)
1.96%[1]	3-month LIBOR	9/10/20	USD	400	(9,753)
2.31%[1]	3-month LIBOR	3/11/25	USD	500	(30,544)
2.18%[1]	3-month LIBOR	12/14/25	USD	4,750	(253,427)
2.42%[1]	3-month LIBOR	4/24/45	USD	410	(21,973)
2.38%[1]	3-month LIBOR	4/24/45	USD	400	(17,717)
2.39%[1]	3-month LIBOR	4/24/45	USD	400	(18,687)
2.42%[1]	3-month LIBOR	4/24/45	USD	380	(20,590)
2.83%[2]	3-month LIBOR	7/10/45	USD	1,550	241,500
Total					$(241,565)

[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Fund pays the floating rate and receives the fixed rate.

16	MANAGED ACCOUNT SERIES	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

OTC Credit Default Swaps — Buy Protection
Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation (Depreciation)
CMBX.NA Series 9 AAA	0.50%	Deutsche Bank AG	9/17/58	USD	6,000	$320,301	$301,400	$18,901
CMBX.NA Series 9 AAA	0.50%	J.P. Morgan Securities LLC	9/17/58	USD	6,000	320,302	398,779	(78,477)
Total						$640,603	$700,179	$(59,576)

OTC Credit Default Swaps — Sell Protection
Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation
CMBX.NA Series 9 BBB-	3.00%	Deutsche Bank AG	9/17/58	Not Rated	USD	3,000	$(527,533)	$(984,302)	$456,769

[1]     Using Standard & Poor’s rating of the issuer or the underlying securities of the index, as applicable.

[2]     The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Transactions in Options Written for the Year Ended April 30, 2016
	Calls		Puts
	Notional (000)		Notional (000)
	USD	Premiums Received	USD	Premiums Received
Outstanding options, beginning of year	2,300	$27,775	2,300	$27,775
Options exercised	(2,300)	(27,775)	—	—
Options expired	—	—	(2,300)	(27,775)
Outstanding options, end of year	—	—	—	—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$57,407	—	$57,407
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$1,175,849	—	—	—	—	1,175,849
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	241,500	—	241,500
Total		—	$1,175,849	—	—	$298,907	—	$1,474,756

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$106,532	—	$106,532
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$1,062,779	—	—	—	—	1,062,779
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	483,065	—	483,065
Total		—	$1,062,779	—	—	$589,597	—	$1,652,376

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2016, the effect of derivative financial instruments in the Statements of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$108,096	—	$108,096
Options written	—	—	—	—	27,775	—	27,775
Swaps	—	$143,605	—	—	(183,188)	—	(39,583)
Total	—	$143,605	—	—	$(47,317)	—	$96,288

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2016	17

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(93,967)	—	$(93,967)
Options written	—	—	—	—	(8,025)	—	(8,025)
Swaps	—	$489,705	—	—	(348,058)	—	141,647
Total	—	$489,705	—	—	$(450,050)	—	$39,655

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$23,179,226
Average notional value of contracts — short	$68,481,919
Options:
Average notional value of swaption contracts written	$1,150,000
Credit default swaps:
Average notional value — buy protection	$4,500,000
Average notional value — sell protection	$750,000
Interest rate swaps:
Average notional value — pays fixed rate	$14,170,000
Average notional value — receives fixed rate	$1,550,000
Total return swaps:
Average notional value	$1,501,250

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$3,214	$34,056
Swaps — Centrally cleared	—	13,893
Swaps — OTC[1]	1,175,849	1,062,779
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,179,063	$1,110,728
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(3,214)	(47,949)
Total derivative assets and liabilities subject to an MNA	$1,175,849	$1,062,779

[1]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Deutsche Bank AG	$ 777,070	$(777,070)	—	—	—
J.P. Morgan Securities LLC	398,779	(78,477)	—	—	$320,302
Total	$1,175,849	$(855,547)	—	—	$320,302

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Deutsche Bank AG	$ 984,302	$(777,070)	—	$(200,000)	$7,232
J.P. Morgan Securities LLC	78,477	(78,477)	—	—	—
Total	$1,062,779	$(855,547)	—	$(200,000)	$7,232

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

18	MANAGED ACCOUNT SERIES	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$19,873,647	$737,897	$20,611,544
Non-Agency Mortgage-Backed Securities	—	59,309,352	2,576,005	61,885,357
U.S. Government Sponsored Agency Securities	—	537,339,240	—	537,339,240
U.S. Treasury Obligations	—	3,977,936	—	3,977,936
Liabilities:
Investments:
TBA Sale Commitments	—	(233,955,989)	—	(233,955,989)

Total	—	$386,544,186	$3,313,902	$389,858,088

Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$475,670	—	$475,670
Interest rate contracts	$57,407	241,500	—	298,907
Liabilities:
Credit contracts	—	(78,477)	—	(78,477)
Interest rate contracts	(106,532)	(483,065)	—	(589,597)

Total	$(49,125)	$155,628	—	$106,503

[1] Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$394,695	—	—	$394,695
Cash pledged:
Collateral — OTC derivatives	200,000	—	—	200,000
Futures contracts	297,040	—	—	297,040
Centrally cleared swaps	240,150	—	—	240,150
Liabilities:
Reverse repurchase agreements	—	$(52,594,798)	—	(52,594,798)
Cash received as collateral for reverse repurchase agreements	—	(10,000)	—	(10,000)

Total	$1,131,885	$(52,604,798)	—	$(51,472,913)

During the year ended April 30, 2016, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2016	19

Schedule of Investments (concluded)	BlackRock U.S. Mortgage Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening balance, as of April 30, 2015	—	$7,584,172	$7,584,172
Transfers into Level 3	$800,000	—	800,000
Transfers out of Level 3[1]	—	(4,735,697)	(4,735,697)
Accrued discounts/premiums	—	7,247	7,247
Net realized gain (loss)	—	6,200	6,200
Net change in unrealized appreciation (depreciation)[2,3]	(2,963)	(44,612)	(47,575)
Purchases	—	2,618,899	2,618,899
Sales	(59,140)	(2,860,204)	(2,919,344)

Closing balance, as of April 30, 2016	$737,897	$2,576,005	$3,313,902

Net change in unrealized appreciation (depreciation) on investments held as of April 30, 2016[3]	$(2,963)	$(28,455)	$(31,418)

[1]

As of April 30, 2015, the Fund used significant unobservable inputs in determining the value of certain investments. As of April 30, 2016, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at April 30, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

20	MANAGED ACCOUNT SERIES	APRIL 30, 2016

Schedule of Investments April 30, 2016	Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 0.4%
Arcos Dorados Holdings, Inc., Class A	123,558	$512,766
Australia — 1.8%
Orocobre Ltd. (a)(b)	411,078	1,034,336
OZ Minerals Ltd.	189,600	841,755
Pancontinental Oil & Gas NL (a)	626,072	1,904
Parnell Pharmaceuticals Holdings Pty Ltd. (a)(b)	62,555	126,361

		2,004,356
Austria — 1.0%
Schoeller-Bleckmann Oilfield Equipment AG	16,950	1,143,680
Belgium — 0.5%
Nyrstar NV (a)	97,500	77,034
Ontex Group NV	14,537	445,914

		522,948
Brazil — 1.7%
Cia de Saneamento Basico do Estado de Sao Paulo — ADR	139,340	1,064,558
Cia Hering	133,601	557,051
TOTVS SA	34,100	278,709

		1,900,318
British Virgin Islands — 0.3%
Atlas Mara Co.-Nvest Ltd. (a)(b)	83,050	357,946
Canada — 8.7%
Africa Oil Corp. (a)	639,600	1,116,382
Canadian Western Bank	29,100	641,977
Continental Gold, Inc. (a)	531,971	1,174,432
Diagnocure, Inc. (a)	530,966	4,232
Dollarama, Inc.	9,870	711,597
Element Financial Corp.	50,230	563,671
Entertainment One Ltd.	199,210	538,492
Kinross Gold Corp. (a)	128,000	729,417
Lundin Mining Corp. (a)	197,470	775,904
Methanex Corp.	22,790	796,738
Mogo Finance Technology, Inc. (a)	60,720	116,146
Painted Pony Petroleum Ltd. (a)	224,435	1,058,943
Torex Gold Resources, Inc. (a)	706,870	1,256,332
Trevali Mining Corp. (a)	759,500	375,301
Trevali Mining Corp. (a)	19,473	9,622

		9,869,186
China — 0.8%
Colour Life Services Group Co. Ltd.	465,000	356,629
Daphne International Holdings Ltd. (a)	1,600	240
Far East Horizon Ltd.	649,000	515,161

		872,030
Denmark — 0.5%
ALK-Abello A/S	3,329	541,512
Finland — 0.2%
Ferratum Oyj	8,601	229,609
France — 2.6%
Elior Group	35,924	772,228
Elis SA	51,879	952,549
UBISOFT Entertainment (a)	17,600	510,844
Virbac SA	3,710	676,578

		2,912,199
Georgia — 0.6%
BGEO Group PLC	22,150	741,149
Germany — 1.0%
AIXTRON SE (a)(b)	79,400	395,490

Common Stocks	Shares	Value
Germany (continued)
Rheinmetall AG	9,110	$713,747

		1,109,237
Hong Kong — 1.3%
Chow Sang Sang Holdings International Ltd. (b)	134,000	217,293
Clear Media Ltd.	239,000	224,918
EVA Precision Industrial Holdings Ltd.	2,156,000	307,371
Melco International Development Ltd.	416,000	475,411
PAX Global Technology Ltd.	232,000	199,803

		1,424,796
India — 3.3%
Container Corp. of India Ltd.	18,260	371,795
Indiabulls Real Estate Ltd. (a)	386,420	392,286
Jubilant Foodworks Ltd.	26,200	455,897
Makemytrip Ltd. (a)(b)	31,680	581,645
Oberoi Realty Ltd.	188,290	792,733
Yes Bank Ltd.	51,020	723,219
Zee Entertainment Enterprises Ltd.	68,370	427,090

		3,744,665
Indonesia — 1.5%
Bank Tabungan Negara Persero Tbk PT	10,067,300	1,338,768
Tower Bersama Infrastructure Tbk PT (a)	877,000	392,946

		1,731,714
Ireland — 0.8%
Ryanair Holdings PLC — ADR	11,367	920,159
Italy — 0.7%
Beni Stabili SpA SIIQ	1,035,610	768,899
Massimo Zanneti Beverage Group SpA (a)	1,941	16,414

		785,313
Japan — 4.8%
Advance Residence Investment Corp.	191	514,436
Asics Corp.	16,050	317,876
Don Quijote Holdings Co. Ltd.	12,000	426,910
Horiba Ltd.	11,300	426,508
JGC Corp.	53,000	903,913
METAWATER Co. Ltd.	15,600	431,705
NGK Insulators Ltd.	26,000	533,951
Nippon Prologis REIT, Inc.	177	424,417
Pioneer Corp. (a)	170,800	457,695
Rohm Co. Ltd.	13,700	592,878
Tokyu REIT, Inc.	269	387,787

		5,418,076
Luxembourg — 1.6%
Eurofins Scientific SE	693	257,122
Grand City Properties SA	38,726	856,797
Stabilus SA (a)	13,086	654,123

		1,768,042
Netherlands — 0.4%
Intertrust NV (a)	20,590	417,308
Norway — 0.4%
Storebrand ASA (a)	117,000	495,523
Panama — 0.4%
Copa Holdings SA, Class A	7,100	452,625
Poland — 0.4%
Alior Bank SA (a)	25,700	464,980

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2016	21

Schedule of Investments (continued)	Global SmallCap Portfolio

Common Stocks	Shares	Value
Russia — 0.4%
Globaltrans Investment PLC — GDR, Registered Shares	111,230	$424,365
Singapore — 0.4%
Yanlord Land Group Ltd.	500,600	449,818
South Korea — 0.8%
GS Holdings Corp.	18,050	871,399
Sweden — 1.2%
Hoist Finance AB (b)	62,540	621,155
SSAB AB, A Shares (a)(b)	171,800	723,848

		1,345,003
Switzerland — 1.1%
Aryzta AG	10,688	415,722
EFG International AG	67,060	418,732
Leonteq AG (b)	5,860	408,910

		1,243,364
Taiwan — 0.5%
Mercuries Life Insurance Co. Ltd.	1,076,000	517,456
United Kingdom — 6.2%
Arrow Global Group PLC	233,330	876,193
Ashmore Group PLC	89,200	400,871
Babcock International Group PLC	21,269	295,151
Balfour Beatty PLC (a)	95,850	334,915
Crest Nicholson Holdings PLC	27,800	212,140
De La Rue PLC	24,390	172,896
Drax Group PLC	136,200	636,984
Exova Group PLC	225,162	527,862
IMI PLC	29,130	398,641
Intertek Group PLC	17,310	825,788
Michael Page International PLC	47,400	282,142
Nomad Foods Ltd. (a)	42,986	349,906
Poundland Group PLC	141,820	356,898
Rentokil Initial PLC	222,830	574,228
Virgin Money Holdings UK PLC	144,087	770,368

		7,014,983
United States — 51.6%
Albemarle Corp.	14,000	926,240
Allison Transmission Holdings, Inc.	18,800	541,628
Arris International PLC (a)(b)	29,593	673,833
Blackhawk Network Holdings, Inc. (a)	21,755	698,988
Boot Barn Holdings, Inc. (a)(b)	12,200	100,040
Bottomline Technologies, Inc. (a)	33,031	811,241
Burlington Stores, Inc. (a)	8,177	465,844
Cable One, Inc.	3,067	1,407,630
CARBO Ceramics, Inc. (b)	38,988	578,972
Chart Industries, Inc. (a)(b)	29,796	766,949
Ciena Corp. (a)	51,300	863,379
Cypress Semiconductor Corp.	49,740	449,152
CyrusOne, Inc.	37,799	1,668,070
Deckers Outdoor Corp. (a)(b)	7,179	415,018
DSP Group, Inc. (a)	35,100	333,450
DSW, Inc., Class A	11,711	287,739
DXP Enterprises, Inc. (a)	12,711	277,735
El Paso Electric Co.	15,900	717,090
Endologix, Inc. (a)(b)	72,299	810,472
Energen Corp.	23,800	1,011,262
Essent Group Ltd. (a)	28,430	580,541
FirstMerit Corp.	22,300	494,168
Five Below, Inc. (a)(b)	14,880	620,496
Flowers Foods, Inc.	39,944	765,327
Generac Holdings, Inc. (a)(b)	14,790	563,795
Genesee & Wyoming, Inc., Class A (a)	8,640	562,550

Common Stocks	Shares	Value
United States (continued)
G-III Apparel Group Ltd. (a)	13,000	$588,250
GNC Holdings, Inc., Class A	26,815	653,213
Hain Celestial Group, Inc. (a)	11,100	464,646
Halyard Health, Inc. (a)	30,908	870,369
Haynes International, Inc.	18,310	687,174
IBERIABANK Corp.	11,700	690,183
IDEX Corp.	11,150	913,185
Insulet Corp. (a)	34,132	1,136,596
Insys Therapeutics, Inc. (a)(b)	25,010	362,395
Invacare Corp.	49,934	561,258
Itron, Inc. (a)	15,520	638,182
Jack Henry & Associates, Inc.	6,470	524,264
Joy Global, Inc.	13,900	296,070
KBR, Inc.	51,690	804,296
Keysight Technologies, Inc. (a)	23,800	620,704
KLX, Inc. (a)	30,110	1,015,309
LKQ Corp. (a)	26,097	836,409
ManpowerGroup, Inc.	6,460	497,614
Marcus & Millichap, Inc. (a)	37,446	939,146
Match Group, Inc. (a)(b)	29,614	337,600
Mentor Graphics Corp.	32,710	652,892
Merit Medical Systems, Inc. (a)	37,195	753,199
MSC Industrial Direct Co., Inc., Class A	10,940	847,850
Murphy USA, Inc. (a)	8,970	515,057
NetScout Systems, Inc. (a)	34,240	762,182
Nordson Corp.	9,140	701,312
NuVasive, Inc. (a)	23,829	1,261,507
Opus Bank	20,000	722,400
OSI Systems, Inc. (a)	9,090	462,590
Owens & Minor, Inc.	32,220	1,172,486
Pacific Biosciences of California, Inc. (a)	96,611	932,296
Party City Holdco, Inc. (a)(b)	24,233	347,259
Pebblebrook Hotel Trust	35,188	972,596
Performance Sports Group Ltd. (a)(b)	83,617	310,219
Pfenex, Inc. (a)	84,922	692,964
Pinnacle Foods, Inc.	10,727	456,863
Prestige Brands Holdings, Inc. (a)	13,832	785,381
PTC, Inc. (a)	25,000	911,500
Qorvo, Inc. (a)	10,200	459,306
Quotient Ltd. (a)(b)	84,240	897,998
Rambus, Inc. (a)	38,800	450,856
Silver Bay Realty Trust Corp.	70,617	1,031,008
Smart & Final Stores, Inc. (a)	36,470	580,602
South Jersey Industries, Inc.	26,460	738,499
Superior Energy Services, Inc.	40,500	682,830
SUPERVALU, Inc. (a)	176,939	890,003
Tableau Software, Inc., Class A (a)	4,700	242,990
Tanger Factory Outlet Centers, Inc.	40,263	1,412,426
Teleflex, Inc.	6,746	1,050,892
TreeHouse Foods, Inc. (a)	6,200	548,080
Triumph Group, Inc.	20,450	739,881
Ultimate Software Group, Inc. (a)	3,260	640,883
Urban Outfitters, Inc. (a)(b)	8,772	265,967
Verint Systems, Inc. (a)	27,358	925,795
VWR Corp. (a)(b)	41,262	1,099,220
Westar Energy, Inc.	4,730	244,115
Yelp, Inc. (a)	42,532	893,172
Zynga, Inc., Class A (a)	210,400	500,752

		58,384,300
Total Common Stocks — 97.9%		110,590,825

See Notes to Financial Statements.

22	MANAGED ACCOUNT SERIES	APRIL 30, 2016

Schedule of Investments (continued)	Global SmallCap Portfolio

Warrants	Shares	Value
British Virgin Islands — 0.0%
Atlas Mara Co-Nvest Ltd. (Issued/Exercisable 12/17/13, 1 Share for 1 Warrant, Expires 12/17/17, Strike Price USD 11.50)(a)	77,800	$7,780
Total Long-Term Investments (Cost — $98,839,068) — 97.9%		$ 110,598,605

Short-Term Securities	Beneficial Interest (000)
Money Market Funds — 7.5%
BlackRock Liquidity Series, LLC, Money Market Series, 0.55% (c)(d)(e)	$ 8,455	8,455,198

Short-Term Securities	Par (000)	Value
Time Deposits
United States — 1.4%
Citibank, New York, 0.36%, 5/02/16	$1,634	$ 1,634,325
Total Short-Term Securities (Cost — $10,089,523) — 8.9%		10,089,523
Total Investments (Cost — $108,928,591) — 106.8%		120,688,128
Liabilities in Excess of Other Assets — (6.8)%		(7,659,320)

Net Assets — 100.0%		$113,028,808

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Current yield as of period end.

(d)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(e)	During the year ended April 30, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Beneficial Interest Held at April 30, 2015	Net Activity	Beneficial Interest Held at April 30, 2016	Income
BlackRock Liquidity Series, LLC, Money Market Series	$7,792,681	$662,517	$8,455,198	$157,182	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$512,766	—	—	$512,766
Australia	128,265	$1,876,091	—	2,004,356
Austria	—	1,143,680	—	1,143,680
Belgium	77,034	445,914	—	522,948
Brazil	1,900,318	—	—	1,900,318
British Virgin Islands	—	357,946	—	357,946
Canada	9,869,186	—	—	9,869,186
China	—	872,030	—	872,030
Denmark	—	541,512	—	541,512
Finland	—	229,609	—	229,609
France	952,549	1,959,650	—	2,912,199
Georgia	741,149	—	—	741,149
Germany	—	1,109,237	—	1,109,237
Hong Kong	—	1,424,796	—	1,424,796
India	581,645	3,163,020	—	3,744,665

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2016	23

Schedule of Investments (concluded)	Global SmallCap Portfolio

	Level 1	Level 2	Level 3	Total
Indonesia	—	$1,731,714	—	$1,731,714
Ireland	$920,159	—	—	920,159
Italy	16,414	768,899	—	785,313
Japan	—	5,418,076	—	5,418,076
Luxembourg	—	1,768,042	—	1,768,042
Netherlands	417,308	—	—	417,308
Norway	—	495,523	—	495,523
Panama	452,625	—	—	452,625
Poland	—	464,980	—	464,980
Russia	424,365	—	—	424,365
Singapore	—	449,818	—	449,818
South Korea	—	871,399	—	871,399
Sweden	—	1,345,003	—	1,345,003
Switzerland	418,732	824,632	—	1,243,364
Taiwan	—	517,456	—	517,456
United Kingdom	1,226,099	5,788,884	—	7,014,983
United States	58,384,300	—	—	58,384,300
Warrants	—	7,780	—	7,780
Short-Term Securities:
Money Market Funds	—	8,455,198	—	8,455,198
Time Deposits	—	1,634,325	—	1,634,325

Total	$77,022,914	$43,665,214	—	$120,688,128

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$1,781	—	—	$1,781
Liabilities:
Collateral on securities loaned at value	—	$ (8,455,198)	—	(8,455,198)

Total	$1,781	$ (8,455,198)	—	$(8,453,417)

Transfers between Level 1 and Level 2 were as follows:
	Transfers into Level 1	Transfers out of Level 1[1]	Transfers into Level 2[1]	Transfers out of Level 2
Common Stocks
British Virgin Islands	—	$ (806,610)	$ 806,610	—
China	—	(324,284)	324,284	—
Hong Kong	—	(373,777)	373,777	—
Indonesia	—	(762,668)	762,668	—
United Kingdom	—	(1,978,018)	1,978,018	—

Total	—	$ (4,245,357)	$ 4,245,357	—

[1]	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

24	MANAGED ACCOUNT SERIES	APRIL 30, 2016

Schedule of Investments April 30, 2016	Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.7%
KLX, Inc. (a)	35,457	$1,195,610
Orbital ATK, Inc.	16,400	1,426,800
Triumph Group, Inc.	29,931	1,082,904

		3,705,314
Air Freight & Logistics — 1.5%
Expeditors International of Washington, Inc.	29,986	1,487,605
Banks — 5.6%
Citizens Financial Group, Inc.	53,319	1,218,339
Cullen/Frost Bankers, Inc.	15,300	979,047
FirstMerit Corp.	59,900	1,327,384
Fulton Financial Corp.	44,700	625,353
Hancock Holding Co.	19,900	516,803
Prosperity Bancshares, Inc.	18,700	986,799

		5,653,725
Biotechnology — 0.9%
United Therapeutics Corp. (a)	8,414	885,153
Capital Markets — 1.8%
Ares Management LP	41,116	596,593
Eaton Vance Corp.	20,400	704,412
Stifel Financial Corp. (a)	16,700	549,597

		1,850,602
Chemicals — 3.1%
Albemarle Corp.	30,699	2,031,046
FMC Corp.	26,500	1,146,390

		3,177,436
Communications Equipment — 1.5%
Arris International PLC (a)(b)	23,339	531,429
NetScout Systems, Inc. (a)	42,200	939,372

		1,470,801
Construction & Engineering — 1.3%
Jacobs Engineering Group, Inc. (a)	11,600	517,128
KBR, Inc.	54,100	841,796

		1,358,924
Consumer Finance — 1.0%
SLM Corp. (a)	151,082	1,022,825
Containers & Packaging — 1.9%
Packaging Corp. of America	18,700	1,213,256
Silgan Holdings, Inc.	14,600	740,804

		1,954,060
Distributors — 0.8%
LKQ Corp. (a)	23,921	766,668
Diversified Financial Services — 0.8%
Voya Financial, Inc.	23,900	776,033
Electric Utilities — 4.9%
ALLETE, Inc.	12,600	707,994
FirstEnergy Corp.	13,600	443,224
Great Plains Energy, Inc.	14,400	449,712
OGE Energy Corp.	49,800	1,473,582
PNM Resources, Inc.	15,900	503,712
Westar Energy, Inc.	26,500	1,367,665

		4,945,889
Electrical Equipment — 1.7%
AMETEK, Inc.	11,825	568,664

Common Stocks	Shares	Value
Electrical Equipment (continued)
Hubbell, Inc.	11,000	$1,163,360

		1,732,024
Electronic Equipment, Instruments & Components — 3.0%
Arrow Electronics, Inc. (a)	18,900	1,173,690
CDW Corp.	18,900	727,650
Keysight Technologies, Inc. (a)	44,400	1,157,952

		3,059,292
Energy Equipment & Services — 4.5%
Dril-Quip, Inc. (a)	12,900	836,178
Oceaneering International, Inc.	24,900	912,585
Patterson-UTI Energy, Inc.	70,100	1,384,475
Superior Energy Services, Inc.	83,100	1,401,066

		4,534,304
Food & Staples Retailing — 0.9%
SUPERVALU, Inc. (a)	171,215	861,211
Food Products — 2.8%
Hain Celestial Group, Inc. (a)	14,200	594,412
Pinnacle Foods, Inc.	11,966	509,632
TreeHouse Foods, Inc. (a)	11,889	1,050,988
Tyson Foods, Inc., Class A	10,945	720,400

		2,875,432
Gas Utilities — 1.3%
National Fuel Gas Co.	15,900	882,450
Questar Corp.	19,245	482,472

		1,364,922
Health Care Equipment & Supplies — 2.3%
Halyard Health, Inc. (a)	47,548	1,338,952
Varian Medical Systems, Inc. (a)	12,549	1,018,728

		2,357,680
Health Care Providers & Services — 1.4%
Owens & Minor, Inc.	39,551	1,439,261
Household Durables — 1.0%
Mohawk Industries, Inc. (a)	2,589	498,719
Newell Brands, Inc.	11,588	527,718

		1,026,437
Industrial Conglomerates — 1.4%
Carlisle Cos., Inc.	13,700	1,396,030
Insurance — 6.2%
Alleghany Corp. (a)	1,420	740,218
Arch Capital Group Ltd. (a)	8,300	585,067
Arthur J Gallagher & Co.	21,350	982,954
Assurant, Inc.	4,300	363,651
Brown & Brown, Inc.	9,300	326,523
FNF Group	19,500	622,050
Hanover Insurance Group, Inc.	13,000	1,114,880
Old Republic International Corp.	34,400	636,056
RenaissanceRe Holdings Ltd.	3,100	343,821
W.R. Berkley Corp.	10,100	565,600

		6,280,820
Internet Software & Services — 0.3%
Match Group, Inc. (a)(b)	26,158	298,201
IT Services — 1.3%
Amdocs Ltd.	9,000	508,860

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2016	25

Schedule of Investments (continued)	Mid Cap Value Opportunities Portfolio

Common Stocks	Shares	Value
IT Services (continued)
DST Systems, Inc.	7,000	$844,760

		1,353,620
Life Sciences Tools & Services — 1.2%
VWR Corp. (a)	45,036	1,199,759
Machinery — 2.6%
Allison Transmission Holdings, Inc.	14,100	406,221
Colfax Corp. (a)(b)	7,400	239,982
Joy Global, Inc.	23,800	506,940
Kennametal, Inc.	23,800	556,444
Terex Corp.	7,100	169,619
Xylem, Inc.	17,900	747,862

		2,627,068
Media — 1.4%
Cable One, Inc.	3,083	1,414,974
Metals & Mining — 4.1%
Agnico-Eagle Mines Ltd.	22,700	1,071,667
Carpenter Technology Corp.	37,300	1,320,793
Steel Dynamics, Inc.	46,100	1,162,181
United States Steel Corp.	31,700	605,787

		4,160,428
Multiline Retail — 0.7%
Dollar Tree, Inc. (a)(b)	8,947	713,165
Multi-Utilities — 3.1%
Alliant Energy Corp.	19,000	1,339,880
Black Hills Corp.	11,900	721,021
MDU Resources Group, Inc.	55,100	1,105,306

		3,166,207
Oil, Gas & Consumable Fuels — 4.4%
Concho Resources, Inc. (a)	10,800	1,254,636
Energen Corp.	32,200	1,368,178
HollyFrontier Corp.	28,800	1,025,280
Whiting Petroleum Corp. (a)	34,700	416,400
World Fuel Services Corp.	7,900	369,167

		4,433,661
Paper & Forest Products — 0.9%
Domtar Corp.	23,400	904,176
Personal Products — 0.4%
Edgewell Personal Care Co.	5,040	413,633
Professional Services — 0.4%
ManpowerGroup, Inc.	5,500	423,665
Real Estate Investment Trusts (REITs) — 5.0%
LTC Properties, Inc.	32,536	1,509,345
Outfront Media, Inc.	53,544	1,161,369
Pebblebrook Hotel Trust (b)	32,525	898,991
Tanger Factory Outlet Centers, Inc. (b)	44,313	1,554,500

		5,124,205
Real Estate Management & Development — 1.2%
Alexander & Baldwin, Inc.	30,938	1,183,069
Road & Rail — 1.3%
Genesee & Wyoming, Inc., Class A (a)	20,200	1,315,222
Semiconductors & Semiconductor Equipment — 2.3%
Cypress Semiconductor Corp.	85,200	769,356
Microchip Technology, Inc.	13,600	660,824
Qorvo, Inc. (a)	10,300	463,809
Skyworks Solutions, Inc.	6,800	454,376

		2,348,365

Common Stocks	Shares	Value
Software — 1.8%
PTC, Inc. (a)	26,343	$960,466
Synopsys, Inc. (a)	17,800	845,856

		1,806,322
Specialty Retail — 5.3%
Advance Auto Parts, Inc.	3,400	530,740
Dick’s Sporting Goods, Inc.	28,800	1,334,592
Foot Locker, Inc.	14,800	909,312
GNC Holdings, Inc., Class A	22,493	547,930
Murphy USA, Inc. (a)	12,343	708,735
Signet Jewelers Ltd.	4,908	532,812
Staples, Inc.	80,795	824,109

		5,388,230
Technology Hardware, Storage & Peripherals — 0.9%
3D Systems Corp. (a)	11,800	208,742
Diebold, Inc.	28,400	746,068

		954,810
Textiles, Apparel & Luxury Goods — 2.6%
Coach, Inc.	15,100	608,077
Deckers Outdoor Corp. (a)(b)	10,258	593,015
PVH Corp.	6,700	640,520
Ralph Lauren Corp.	8,100	755,001

		2,596,613
Thrifts & Mortgage Finance — 0.4%
New York Community Bancorp, Inc.	28,400	426,852
Trading Companies & Distributors — 1.2%
MSC Industrial Direct Co., Inc., Class A	16,300	1,263,250
Water Utilities — 0.7%
Aqua America, Inc.	22,600	715,516
Total Long-Term Investments (Cost — $90,164,068) — 98.8%		100,213,459

Short-Term Securities	Beneficial Interest (000)
Money Market Funds — 4.0%
BlackRock Liquidity Series, LLC, Money Market Series, 0.55% (c)(d)(e)	$4,082	4,081,846

	Par (000)
Time Deposits — 1.0%
Citibank, New York, 0.36%, 5/02/16	1,016	1,016,459
Total Short-Term Securities (Cost — $5,098,305) — 5.0%		5,098,305
Total Investments (Cost — $95,262,373) — 103.8%		105,311,764
Liabilities in Excess of Other Assets — (3.8)%		(3,808,549)

Net Assets — 100.0%		$101,503,215

See Notes to Financial Statements.

26	MANAGED ACCOUNT SERIES	APRIL 30, 2016

Schedule of Investments (concluded)	Mid Cap Value Opportunities Portfolio

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Current yield as of period end.

(d)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(e)	During the year ended April 30, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Beneficial Interest Held at April 30, 2015	Net Activity	Beneficial Interest Held at April 30, 2016	Income
BlackRock Liquidity Series, LLC, Money Market Series	$6,216,739	$(2,134,893)	$4,081,846	$46,850	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$100,213,459	—	—	$100,213,459
Short-Term Securities:
Money Market Funds	—	$4,081,846	—	4,081,846
Time Deposits	—	1,016,459	—	1,016,459

Total	$100,213,459	$5,098,305	—	$105,311,764

[1]	See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $4,081,846 is categorized as Level 2 within the disclosure hierarchy.

During the year ended April 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2016	27

Statements of Assets and Liabilities

April 30, 2016	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Assets
Investments at value — unaffiliated[1,2]	$623,814,077	$112,232,930	$101,229,918
Investments at value — affiliated[3]	—	8,455,198	4,081,846
Cash	394,695	—	—
Cash pledged:
Collateral — OTC derivatives	200,000	—	—
Futures contracts	297,040	—	—
Centrally cleared swaps	240,150	—	—
Foreign currency at value[4]	—	1,781	—
Receivables:
Investments sold	14,534,926	1,231,754	923,950
Securities lending income — affiliated	—	17,910	1,672
TBA sale commitments	233,343,654	—	—
Capital shares sold	576,610	116,439	116,253
Dividends	—	175,806	49,132
Interest	1,214,367	—	—
From the Manager	42,260	66,877	31,592
Principal paydowns	41,343	—	—
Variation margin on futures contracts	3,214	—	—
Swap premiums paid	700,179	—	—
Unrealized appreciation on OTC swaps	475,670	—	—
Prepaid expenses	5,254	13,515	12,592
Other assets	5,569	—	—

Total assets	875,889,008	122,312,210	106,446,955

Liabilities
Cash received as collateral for reverse repurchase agreements	10,000	—	—
Collateral on securities loaned at value	—	8,455,198	4,081,846
TBA sale commitments at value[5]	233,955,989	—	—
Reverse repurchase agreements	52,594,798	—	—
Payables:
Investments purchased	281,539,745	539,370	696,866
Capital shares redeemed	555,472	146,451	84,703
Income dividends	232,204	—	—
Investment advisory fees	97,292	—	—
Officer’s and Trustees’ fees	5,736	5,837	5,785
Other accrued expenses	151,125	135,957	74,009
Other affiliates	1,047	589	531
Service and distribution fees	32,815	—	—
Variation margin on futures contracts	34,056	—	—
Variation margin on centrally cleared swaps	13,893	—	—
Swap premiums received	984,302	—	—
Unrealized depreciation on OTC swaps	78,477	—	—

Total liabilities	570,286,951	9,283,402	4,943,740

Net Assets	$305,602,057	$113,028,808	$101,503,215

[1] Investments at cost — unaffiliated	$620,133,337	$100,473,393	$91,180,527
[2] Securities loaned at value	—	$8,088,464	$3,957,002
[3] Investments at cost — affiliated	—	$8,455,198	$4,081,846
[4] Foreign currency at cost	—	$1,781	—
[5] Proceeds from TBA sale commitments	$233,343,654	—	—

See Notes to Financial Statements.

28	MANAGED ACCOUNT SERIES	APRIL 30, 2016

Statements of Assets and Liabilities (concluded)

April 30, 2016	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Net Assets Consist of
Paid-in capital	$302,013,072	$115,022,051	$98,528,395
Undistributed (distributions in excess of) net investment income	442,883	(1,106,884)	412,887
Accumulated net realized loss	(34,375)	(12,653,291)	(7,487,460)
Net unrealized appreciation (depreciation)	3,180,477	11,766,932	10,049,393

Net Assets	$305,602,057	$113,028,808	$101,503,215

Net asset value per share	—	$12.32	$12.20

Shares outstanding[6]	—	9,172,116	8,321,248

Net Asset Value
Institutional
Net assets	$206,193,185	—	—

Shares outstanding[6]	19,742,089	—	—

Net asset value	$10.44	—	—

Investor A
Net assets	$77,652,274	—	—

Shares outstanding[6]	7,448,273	—	—

Net asset value	$10.43	—	—

Investor C
Net assets	$21,756,598	—	—

Shares outstanding[6]	2,086,363	—	—

Net asset value	$10.43	—	—

[6] Unlimited number of shares authorized, $0.01 par value.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2016	29

Statements of Operations

Year Ended April 30, 2016	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Investment Income
Interest	$8,342,810	—	—
Dividends	—	$1,655,911	$2,299,481
Securities lending — affiliated — net	—	157,182	46,850
Foreign taxes withheld	—	(63,936)	(1,105)

Total income	8,342,810	1,749,157	2,345,226

Expenses
Investment advisory	1,177,984	1,273,833	888,277
Service and distribution — class specific	374,201	—	—
Transfer agent	—	45,133	44,322
Transfer agent — class specific	224,525	—	—
Professional	87,310	88,308	67,368
Accounting services	68,424	47,187	36,342
Custodian	69,709	162,851	18,903
Registration	35,361	32,055	31,787
Officer and Trustees	25,546	23,692	23,449
Printing	22,931	13,545	13,036
Miscellaneous	32,392	27,917	15,011

Total expenses excluding interest expense	2,118,383	1,714,521	1,138,495
Interest expense	115,757	—	—

Total expenses	2,234,140	1,714,521	1,138,495
Less:
Fees waived and/or reimbursed by the Manager	(51,515)	(1,713,530)	(1,137,504)
Transfer agent fees reimbursed — class specific	(167,410)	—	—

Total expenses after fees waived and/or reimbursed	2,015,215	991	991

Net investment income	6,327,595	1,748,166	2,344,235

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,196,503	(7,520,678)	(473,959)
Futures contracts	108,096	—	—
Foreign currency transactions	1,634	(41,116)	—
Options written	27,775	—	—
Swaps	(39,583)	—	—

	1,294,425	(7,561,794)	(473,959)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,346,302)	(16,678,176)	(13,838,397)
Futures contracts	(93,967)	—	—
Foreign currency translations	—	9,354	(10)
Options written	(8,025)	—	—
Swaps	141,647	—	—

	(1,306,647)	(16,668,822)	(13,838,407)

Net realized and unrealized loss	(12,222)	(24,230,616)	(14,312,366)

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,315,373	$(22,482,450)	$(11,968,131)

See Notes to Financial Statements.

30	MANAGED ACCOUNT SERIES	APRIL 30, 2016

Statements of Changes in Net Assets

	BlackRock U.S. Mortgage Portfolio		Global SmallCap Portfolio		Mid Cap Value Opportunities Portfolio
	Year Ended April 30,		Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets:	2016	2015	2016	2015	2016	2015

Operations
Net investment income	$6,327,595	$4,042,217	$1,748,166	$2,466,174	$2,344,235	$2,743,102
Net realized gain (loss)	1,294,425	4,985,494	(7,561,794)	17,489,380	(473,959)	23,889,965
Net change in unrealized appreciation (depreciation)	(1,306,647)	773,812	(16,668,822)	(12,193,157)	(13,838,407)	(16,105,757)

Net increase (decrease) in net assets resulting from operations	6,315,373	9,801,523	(22,482,450)	7,762,397	(11,968,131)	10,527,310

Distributions to Shareholders[1]
From net investment income	—	—	(2,623,858)	(308,146)	(2,624,417)	(2,576,928)
From net investment income:
Institutional	(5,097,219)	(3,366,685)	—	—	—	—
Investor A	(1,705,425)	(836,040)	—	—	—	—
Investor C	(292,708)	(142,582)	—	—	—	—
From net realized gain	—	—	(7,180,074)	(26,387,212)	(17,085,067)	(24,689,151)
From net realized gain:
Institutional	(1,337,449)	—	—	—	—	—
Investor A	(530,774)	—	—	—	—	—
Investor C	(137,669)	—	—	—	—	—

Decrease in net assets resulting from distributions to shareholders	(9,101,244)	(4,345,307)	(9,803,932)	(26,695,358)	(19,709,484)	(27,266,079)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	36,349,062	95,087,731	(30,355,532)	23,009,693	(32,749,707)	15,013,570

Net Assets
Total increase (decrease) in net assets	33,563,191	100,543,947	(62,641,914)	4,076,732	(64,427,322)	(1,725,199)
Beginning of year	272,038,866	171,494,919	175,670,722	171,593,990	165,930,537	167,655,736

End of year	$305,602,057	$272,038,866	$113,028,808	$175,670,722	$101,503,215	$165,930,537

Undistributed (distributions in excess of) net investment income, end of year	$442,883	$(99,094)	$(1,106,884)	$(759,851)	$412,887	$696,097

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2016	31

Financial Highlights	BlackRock U.S. Mortgage Portfolio

	Institutional
	Year Ended April 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.55	$10.24	$10.37	$10.31	$10.35
Net investment income[1]	0.24	0.23	0.24	0.20	0.41
Net realized and unrealized gain (loss)	(0.00)[2]	0.33	(0.09)	0.34	0.33

Net increase from investment operations	0.24	0.56	0.15	0.54	0.74

Distributions:[3]
From net investment income	(0.27)	(0.25)	(0.28)	(0.29)	(0.42)
From return of capital	—	—	(0.00)[2]	(0.05)	—
From net realized gain	(0.08)	—	—	(0.14)	(0.36)

Total distributions	(0.35)	(0.25)	(0.28)	(0.48)	(0.78)

Net asset value, end of year	$10.44	$10.55	$10.24	$10.37	$10.31

Total Return[4]
Based on net asset value	2.27%	5.50%	1.53%	5.39%	7.46%

Ratios to Average Net Assets
Total expenses	0.62%	0.65%	0.69%	0.63%	0.69%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.55%	0.65%	0.68%	0.63%	0.69%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.51%	0.65%	0.68%	0.61%	0.67%

Net investment income	2.31%	2.18%	2.43%	1.93%	4.00%

Supplemental Data
Net assets, end of year (000)	$206,193	$195,169	$136,036	$204,546	$149,024

Portfolio turnover rate[5]	2,669%	1,710%	1,809%	3,166%	2,842%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended April 30,
	2016	2015	2014	2013	2012

Portfolio turnover rate (excluding mortgage dollar roll transactions)	2,104%	1,062%	1,150%	2,169%	1,876%

See Notes to Financial Statements.

32	MANAGED ACCOUNT SERIES	APRIL 30, 2016

Financial Highlights (continued)	BlackRock U.S. Mortgage Portfolio

	Investor A
	Year Ended April 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.53	$10.22	$10.35	$10.29	$10.33

Net investment income[1]	0.21	0.20	0.22	0.14	0.40
Net realized and unrealized gain (loss)	0.01	0.33	(0.10)	0.37	0.31

Net increase from investment operations	0.22	0.53	0.12	0.51	0.71

Distributions:[2]
From net investment income	(0.24)	(0.22)	(0.25)	(0.27)	(0.39)
From return of capital	—	—	(0.00)[3]	(0.04)	—
From net realized gain	(0.08)	—	—	(0.14)	(0.36)

Total distributions	(0.32)	(0.22)	(0.25)	(0.45)	(0.75)

Net asset value, end of year	$10.43	$10.53	$10.22	$10.35	$10.29

Total Return[4]
Based on net asset value	2.06%	5.22%	1.28%	5.08%	7.11%

Ratios to Average Net Assets
Total expenses	0.94%	0.95%	1.05%	0.91%	0.94%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.85%	0.92%	0.94%	0.91%	0.94%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.81%	0.91%	0.93%	0.89%	0.92%

Net investment income	2.04%	1.88%	2.22%	1.32%	4.18%

Supplemental Data
Net assets, end of year (000)	$77,652	$62,677	$28,262	$39,392	$2,525

Portfolio turnover rate[5]	2,669%	1,710%	1,809%	3,166%	2,842%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended April 30,
	2016	2015	2014	2013	2012

Portfolio turnover rate (excluding mortgage dollar roll transactions)	2,104%	1,062%	1,150%	2,169%	1,876%

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2016	33

Financial Highlights (concluded)	BlackRock U.S. Mortgage Portfolio

	Investor C
	Year Ended April 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.53	$10.22	$10.35	$10.29	$10.33

Net investment income[1]	0.13	0.12	0.15	0.06	0.30
Net realized and unrealized gain (loss)	0.01	0.33	(0.10)	0.37	0.33

Net increase from investment operations	0.14	0.45	0.05	0.43	0.63

Distributions:[2]
From net investment income	(0.16)	(0.14)	(0.18)	(0.20)	(0.31)
From return of capital	—	—	(0.00)[3]	(0.03)	—
From net realized gain	(0.08)	—	—	(0.14)	(0.36)

Total distributions	(0.24)	(0.14)	(0.18)	(0.37)	(0.67)

Net asset value, end of year	$10.43	$10.53	$10.22	$10.35	$10.29

Total Return[4]
Based on net asset value	1.30%	4.44%	0.52%	4.31%	6.36%

Ratios to Average Net Assets
Total expenses	1.66%	1.69%	1.84%	1.63%	1.71%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.60%	1.66%	1.68%	1.63%	1.70%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.56%	1.65%	1.67%	1.61%	1.68%

Net investment income	1.29%	1.17%	1.46%	0.62%	3.27%

Supplemental Data
Net assets, end of year (000)	$21,757	$14,193	$7,196	$8,476	$1,008

Portfolio turnover rate[5]	2,669%	1,710%	1,809%	3,166%	2,842%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended April 30,
	2016	2015	2014	2013	2012

Portfolio turnover rate (excluding mortgage dollar roll transactions)	2,104%	1,062%	1,150%	2,169%	1,876%

See Notes to Financial Statements.

34	MANAGED ACCOUNT SERIES	APRIL 30, 2016

Financial Highlights	Global SmallCap Portfolio

	Year Ended April 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$14.49	$16.29	$14.09	$12.66	$13.93

Net investment income[1]	0.15	0.22	0.21	0.20	0.18
Net realized and unrealized gain (loss)	(1.53)	0.40	3.58	1.66	(1.17)

Net increase (decrease) from investment operations	(1.38)	0.62	3.79	1.86	(0.99)

Distributions:[2]
From net investment income	(0.21)	(0.03)	(0.39)	(0.43)	(0.28)
From net realized gain	(0.58)	(2.39)	(1.20)	—	—

Total distributions	(0.79)	(2.42)	(1.59)	(0.43)	(0.28)

Net asset value, end of year	$12.32	$14.49	$16.29	$14.09	$12.66

Total Return[3]
Based on net asset value	(9.86)%	4.48%	27.71%	15.30%	(7.03)%

Ratios to Average Net Assets
Total expenses	1.14%	1.07%	1.08%	1.07%	1.14%

Total expenses after fees waived and/or reimbursed	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	1.17%	1.46%	1.35%	1.60%	1.47%

Supplemental Data
Net assets, end of year (000)	$113,029	$175,671	$171,594	$144,493	$136,643

Portfolio turnover rate	86%	91%	81%	70%	79%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2016	35

Financial Highlights	Mid Cap Value Opportunities Portfolio

	Year Ended April 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$14.27	$15.83	$14.10	$12.11	$12.33

Net investment income[1]	0.22	0.25	0.24	0.20	0.16
Net realized and unrealized gain (loss)	(0.62)	0.68	2.83	1.98	(0.19)

Net increase (decrease) from investment operations	(0.40)	0.93	3.07	2.18	(0.03)

Distributions:[2]
From net investment income	(0.22)	(0.23)	(0.24)	(0.19)	(0.19)
From net realized gain	(1.45)	(2.26)	(1.10)	—	—

Total distributions	(1.67)	(2.49)	(1.34)	(0.19)	(0.19)

Net asset value, end of year	$12.20	$14.27	$15.83	$14.10	$12.11

Total Return[3]
Based on net asset value	(2.62)%	6.58%	22.36%	18.26%	(0.10)%

Ratios to Average Net Assets
Total expenses	0.83%	0.81%	0.81%	0.82%	0.82%

Total expenses after fees waived and/or reimbursed	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	1.72%	1.66%	1.58%	1.64%	1.43%

Supplemental Data
Net assets, end of year (000)	$101,503	$165,931	$167,656	$153,741	$138,752

Portfolio turnover rate	91%	83%	61%	57%	64%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

36	MANAGED ACCOUNT SERIES	APRIL 30, 2016

Notes to Financial Statements

1. Organization:

Managed Account Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock U.S. Mortgage Portfolio	BlackRock U.S. Mortgage Portfolio	Diversified
Global SmallCap Portfolio	Global SmallCap Portfolio	Diversified
Mid Cap Value Opportunities Portfolio	Mid Cap Value Opportunities Portfolio	Diversified

BlackRock U.S. Mortgage Portfolio offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Each class bears certain expenses and may have a conversion privilege as outlined below. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. Investors may only purchase shares in Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio by entering into a wrap-fee program or other managed account. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and

MANAGED ACCOUNT SERIES	APRIL 30, 2016	37

Notes to Financial Statements (continued)

discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, distributions paid by each Fund are recorded on the ex-dividend date. For BlackRock U.S. Mortgage Portfolio, distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

38	MANAGED ACCOUNT SERIES	APRIL 30, 2016

Notes to Financial Statements (continued)

•

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for

MANAGED ACCOUNT SERIES	APRIL 30, 2016	39

Notes to Financial Statements (continued)

disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments have been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund’s initial investment in the IOs may not fully recoup.

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Notes to Financial Statements (continued)

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. A Fund also may invest in stripped mortgage-backed securities that are privately issued.

Warrants: Warrants entitle a Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, TBA commitments may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, a Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund is not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker-dealers in which a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a Fund would still be required to pay the full repurchase price. Further, a Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.

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Notes to Financial Statements (continued)

For the year ended April 30, 2016, the BlackRock U.S. Mortgage Portfolio’s average amount of reverse repurchase agreements and the daily weighted average interest rate was $20,065,369 and 0.55%, respectively.

Reverse repurchase transactions are entered into by a Fund, under Master Repurchase Agreements (each, an “MRA”), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With reverse repurchase transactions, typically, a Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of BlackRock U.S. Mortgage Portfolio’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Cash Collateral Received	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Net Amount
Citigroup Global Markets, Inc.	$52,594,798	$10,000	$(52,604,798)	—

[1]

Collateral with a value of $54,295,015 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

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Notes to Financial Statements (continued)

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Global SmallCap Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BNP Paribas S.A.	$312,042	$(312,042)	—
Citigroup Global Markets, Inc.	139,948	(139,948)	—
Credit Suisse Securities (USA) LLC	427,584	(427,584)	—
Deutsche Bank Securities, Inc.	654,935	(654,935)	—
Goldman Sachs & Co.	166,066	(166,066)	—
JP Morgan Securities LLC	3,432,359	(3,432,359)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	488,386	(488,386)	—
Morgan Stanley	1,451,345	(1,451,345)	—
National Financial Services LLC	10,752	(10,752)	—
UBS Securities LLC	1,005,047	(1,005,047)	—

Total	$8,088,464	$(8,088,464)	—

Mid Cap Value Opportunities Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received1	Net Amount
BNP Paribas S.A.	$105,038	$(105,038)	—
Credit Suisse Securities (USA) LLC	402,910	(402,910)	—
Goldman Sachs & Co.	1,284,428	(1,284,428)	—
Morgan Stanley	2,164,626	(2,164,626)	—

Total	$3,957,002	$(3,957,002)	—

[1]

Collateral with a value of $8,455,198 and $4,081,846 has been received in connection with securities lending agreements for Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the tables above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

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Notes to Financial Statements (continued)

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

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Notes to Financial Statements (continued)

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Agreements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

MANAGED ACCOUNT SERIES	APRIL 30, 2016	45

Notes to Financial Statements (continued)

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee, which is determined by calculating a percentage of each Fund’s average daily net assets, based on the following annual rates:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.40%	0.85%	0.65%
$1 Billion - $3 Billion	0.38%	0.80%	0.61%
$3 Billion - $5 Billion	0.36%	0.77%	0.59%
$5 Billion - $10 Billion	0.35%	0.74%	0.57%
Greater than $10 Billion	0.34%	0.72%	0.55%

Prior to June 1, 2015, the annual rates as a percentage of average daily net assets, for the Funds were as follows:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.46%	0.85%	0.65%
$1 Billion - $3 Billion	0.43%	0.80%	0.61%
$3 Billion - $5 Billion	0.41%	0.77%	0.59%
$5 Billion - $10 Billion	0.40%	0.74%	0.57%
Greater than $10 Billion	0.39%	0.72%	0.55%

Service and Distribution Fees

The Trust, on behalf of BlackRock U.S. Mortgage Portfolio, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, BlackRock U.S. Mortgage Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended April 30, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of BlackRock U.S. Mortgage Portfolio:

Investor A	Investor C	Total
$185,301	$188,900	$374,201

Transfer Agent

For the year ended April 30, 2016, the following table shows the class specific transfer agent fees borne directly by each class of BlackRock U.S. Mortgage Portfolio:

Institutional	Investor A	Investor C	Total
$108,710	$97,408	$18,407	$224,525

46	MANAGED ACCOUNT SERIES	APRIL 30, 2016

Notes to Financial Statements (continued)

Other Fees

For the year ended April 30, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of BlackRock U.S. Mortgage Portfolio’s Investor A Shares of $3,983.

For the year ended April 30, 2016, affiliates of BlackRock U.S. Mortgage Portfolio received CDSCs as follows:

Investor A	$ 477
Investor C	$12,731

Expense Limitations, Waivers, and Reimbursements

The Manager has contractually agreed to waive all fees and pay or reimburse all operating expenses of Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, except extraordinary expenses such as interest expenses. This agreement has no fixed termination date.

The Manager, with respect to BlackRock U.S. Mortgage Portfolio, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The current expense limitations as a percentage of average daily net assets are as follows:

Institutional[1]	Investor A	Investor C
0.50%	0.80%	1.55%

[1]	Contractual waiver became effective on June 1, 2015.

The Manager has agreed not to reduce or discontinue these contractual expense limitations prior to September 1, 2016, unless approved by the Board, including a majority of the Independent Trustees, or by a majority of the outstanding voting securities of the Fund. These amounts are shown as fees waived by the Manager and transfer agent fees reimbursed — class specific in the Statements of Operations.

Class specific expense reimbursements for BlackRock U.S. Mortgage Portfolio are as follows:

	Institutional	Investor A	Investor C	Total
Transfer agent fees reimbursed	$101,064	$58,355	$7,991	$167,410

Prior to June 1, 2015, the expense limitations as a percentage of average daily net assets for BlackRock U.S. Mortgage Portfolio were as follows:

Investor A	Investor C
0.93%	1.68%

The Manager, with respect to Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, contractually agreed to waive all fees and pay or reimburse all expenses excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. Although these Funds do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each of these Funds is an investment option for certain wrap-fee or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The waivers were as follows:

Global SmallCap Portfolio	$1,273,833
Mid Cap Value Opportunities Portfolio	$888,277

The Manager, with respect to BlackRock U.S. Mortgage Portfolio, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with BlackRock U.S. Mortgage Portfolio’s investments in other affiliated investment companies, if any.

In addition, for the year ended April 30, 2016, the Manager reimbursed each Fund’s operating expenses as follows, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations:

Global SmallCap Portfolio	$439,697
Mid Cap Value Opportunities Portfolio	$249,227

MANAGED ACCOUNT SERIES	APRIL 30, 2016	47

Notes to Financial Statements (continued)

For the year ended April 30, 2016, the Funds reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

BlackRock U.S. Mortgage Portfolio	$3,160
Global SmallCap Portfolio	$1,660
Mid Cap Value Opportunities Portfolio	$1,485

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, Mid Cap Value Opportunities Portfolio retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Pursuant to a securities lending agreement, Global SmallCap Portfolio retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Mid Cap Value Opportunities Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Global SmallCap Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended April 30, 2016, each Fund paid BIM the following amounts for securities lending agent services:

Global SmallCap Portfolio	$36,387
Mid Cap Value Opportunities Portfolio	$17,489

Officers and Trustees

Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended April 30, 2016, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
Global SmallCap Portfolio	$1,939,554	$1,325,677
Mid Cap Value Opportunities Portfolio	—	$2,608,632

48	MANAGED ACCOUNT SERIES	APRIL 30, 2016

Notes to Financial Statements (continued)

7. Purchases and Sales:

For the year ended April 30, 2016, purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities were as follows:

Purchases
	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Non-U.S. Government Securities	$9,368,474,213	$126,328,830	$121,900,067
U.S. Government Securities	31,936,319	—	—

Total Purchases	$9,400,410,532	$126,328,830	$121,900,067

Sales
	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Non-U.S. Government Securities
(includes paydowns)	$9,466,217,412	$165,499,333	$170,448,146
U.S. Government Securities	32,081,247	—	—

Total Sales	$9,498,298,659	$165,499,333	$170,448,146

For the year ended April 30, 2016, purchases and sales related to mortgage dollar rolls were as follows:

BlackRock U.S. Mortgage Portfolio
Purchases	$1,990,142,172
Sales	$1,991,165,010

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for each of the four previous years ended April 30, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, foreign currency transactions, net paydown losses, the sale of stock of passive foreign investment companies, income recognized from investments in partnerships and the character of income recognized from certain securities lending transactions were reclassified to the following accounts:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Undistributed (distributions in excess of) net investment income	$1,309,734	$528,659	$(3,028)
Accumulated net realized loss	$(1,309,734)	$(528,659)	$3,028

MANAGED ACCOUNT SERIES	APRIL 30, 2016	49

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

		BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Ordinary income	4/30/16	$7,907,563	$4,164,271	$4,619,314
	4/30/15	4,345,307	8,149,295	6,424,646
Long-term capital gains	4/30/16	1,193,681	5,639,661	15,090,170
	4/30/15	—	18,546,063	20,841,433

Total	4/30/16	$9,101,244	$9,803,932	$19,709,484

	4/30/15	$4,345,307	$26,695,358	$27,266,079

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Undistributed ordinary income	$445,857	$822,000	$428,242
Capital loss carryforwards	(56,338)	—	—
Net unrealized gains[1]	3,245,696	5,637,418	6,151,175
Qualified late-year losses[2]	(46,230)	(8,452,661)	(3,604,597)

Total	$3,588,985	$(1,993,243)	$2,974,820

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain foreign currency exchange contracts, the timing and recognition of partnership income and the treatment of certain security lending transactions.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of April 30, 2016, BlackRock U.S. Mortgage Portfolio had a capital loss carryforward of $56,338 with no expiration dates available to offset future realized capital gains.

As of April 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Tax cost	$620,146,931	$115,079,265	$99,165,169

Gross unrealized appreciation	$5,334,790	$12,563,359	$9,710,763
Gross unrealized depreciation	(1,667,644)	(6,954,496)	(3,564,168)

Net unrealized appreciation	$3,667,146	$5,608,863	$6,146,595

9. Bank Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, a fee per annum was 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended April 30, 2016, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the

50	MANAGED ACCOUNT SERIES	APRIL 30, 2016

Notes to Financial Statements (continued)

Funds. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

BlackRock U.S. Mortgage Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

BlackRock U.S. Mortgage Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: BlackRock U.S. Mortgage Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

BlackRock U.S. Mortgage Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Global SmallCap Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

MANAGED ACCOUNT SERIES	APRIL 30, 2016	51

Notes to Financial Statements (concluded)

As of period end, Global SmallCap Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments
Financials	22%
Industrials	18%
Information Technology	14%
Health Care	13%
Consumer Discretionary	12%
Materials	8%
Energy	6%
Other[1]	7%

[1]	All other industries held were each less than 5% of long-term investments.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended April 30, 2016		Year Ended April 30, 2015
BlackRock U.S. Mortgage Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	8,488,660	$88,560,458	11,352,517	$119,027,872
Shares issued in reinvestment of distributions	405,835	4,226,093	146,741	1,535,945
Shares redeemed	(7,651,908)	(79,760,385)	(6,286,653)	(65,500,201)

Net increase	1,242,587	$13,026,166	5,212,605	$55,063,616

Investor A
Shares sold	4,754,758	$49,519,825	5,362,042	$55,962,490
Shares issued in reinvestment of distributions	200,990	2,088,642	79,857	834,214
Shares redeemed	(3,458,964)	(36,006,208)	(2,255,936)	(23,477,414)

Net increase	1,496,784	$15,602,259	3,185,963	$33,319,290

Investor C
Shares sold	1,180,451	$12,316,399	912,979	$9,519,695
Shares issued in reinvestment of distributions	41,092	426,759	13,408	140,109
Shares redeemed	(482,569)	(5,022,521)	(282,968)	(2,954,979)

Net increase	738,974	$7,720,637	643,419	$6,704,825

Total Net Increase	3,478,345	$36,349,062	9,041,987	$95,087,731

Global SmallCap Portfolio
Shares sold	3,384,146	$41,951,584	3,155,895	$46,023,434
Shares redeemed	(6,335,257)	(72,307,116)	(1,568,286)	(23,013,741)

Net increase (decrease)	(2,951,111)	$(30,355,532)	1,587,609	$23,009,693

Mid Cap Value Opportunities Portfolio
Shares sold	2,936,879	$34,884,053	2,559,073	$37,454,320
Shares redeemed	(6,239,833)	(67,633,760)	(1,523,956)	(22,440,750)

Net increase (decrease)	(3,302,954)	$(32,749,707)	1,035,117	$15,013,570

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

52	MANAGED ACCOUNT SERIES	APRIL 30, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managed Account Series and the Shareholders of BlackRock U.S. Mortgage Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock U.S. Mortgage Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio (collectively the “Funds”), each a series of Managed Account Series, as of April 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock U.S. Mortgage Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio as of April 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

June 23, 2016

Important Tax Information (Unaudited)

During the fiscal year ended April 30, 2016, the following information is provided with respect to the ordinary income distributions paid:

	Payable Date/ Month(s) Paid	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Qualified Dividend Income for Individuals[1]
	7/17/2015	—	31.15%	20.34%
	12/10/2015	—	47.08%	83.43%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	7/17/2015	—	15.66%	20.77%
	12/10/2015	—	21.26%	82.95%
Interest-Related Dividends and Short-Term Capital Gain Dividends for Non-U.S. Residents[2]	May 2015 - December 2015	93.33%	—	—
	January 2016 - April 2016	93.36%	—	—
Long Term Capital Gain Distributions Per Share
	7/17/2015	—	0.304395	0.789665
	12/10/2015	—	0.149969	0.492475
	12/23/2015	0.044826	—	—

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

MANAGED ACCOUNT SERIES	APRIL 30, 2016	53

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Independent Trustees[2]
Robert M. Hernandez 1944	Chair of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Fred G. Weiss 1941	Vice Chair of the Board and Trustee	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 98 Portfolios	Allergan plc (pharmaceuticals)
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Valerie G. Brown 1956	Trustee	Since 2015	Chief Executive Officer and Director, Cetera Financial Group (broker-dealer and registered investment adviser services) from 2010 to 2014; Director and Vice Chairman of the Board, Financial Services Institute (trade organization) from 2009 to 2014; Director and Committee Chair, Securities Industry and Financial Markets Association (trade organization) from 2006 to 2014.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Trustee	Since 2007	Professor, Harvard University from 1993 to 2012.	28 RICs consisting of 98 Portfolios	None
John F. O’Brien 1943	Trustee	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) since 2010; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None

54	MANAGED ACCOUNT SERIES	APRIL 30, 2016

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Independent Trustees[2] (concluded)
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013.	28 RICs consisting of 98 Portfolios	None
David H. Walsh 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None

[1]    The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street New York, NY 10055.

[2]    Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or, in the case of an Independent Trustee, until December 31 of the year in which he or she turns 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for Messrs. Walsh and Weiss until January 31, 2017, which the Board believes to be in the best interests of shareholders of the Trust.

[3]    Date shown is the earliest date a person has served on this board. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[4]
Robert Fairbairn 1965	Trustee	Since 2015	Senior Managing Director of BlackRock since 2010; Global Head of BlackRock’s Retail and iShares businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	136 RICs consisting of 326 Portfolios	None

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex. Mr. Gabbay may be deemed an “interested person” of the Trust based on his former positions with BlackRock and its affiliates. Mr. Gabbay does not currently serve as an officer or employee of BlackRock or its affiliates or own any securities of BlackRock or The PNC Financial Services Group, Inc. Mr. Gabbay is a non-management Interested Trustee. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which they turn 72. Officers of the Trust serve at the pleasure of the Board.

MANAGED ACCOUNT SERIES	APRIL 30, 2016	55

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	See Principal Occupations During Past Five Years under Interested Trustees for details.
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock since 2016; Director of BlackRock from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas of BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Secretary of the iShares exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective May 6, 2016, Valerie G. Brown resigned as a Trustee of the Trust.

Effective May 10, 2016, Kenneth A. Froot resigned as a Trustee of the Trust.

On June 2, 2016, the Board appointed Henry R. Keizer as a Trustee of the Trust, effective July 28, 2016.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians The Bank of New York Mellon[1] New York, NY 10286	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809
Brown Brothers Harriman & Co.[2] Boston, MA 02109

Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

[1]	For BlackRock U.S. Mortgage Portfolio.

[2]	For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio.

56	MANAGED ACCOUNT SERIES	APRIL 30, 2016

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

MANAGED ACCOUNT SERIES	APRIL 30, 2016	57

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

58	MANAGED ACCOUNT SERIES	APRIL 30, 2016

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Shares of each Fund, except BlackRock U.S. Mortgage Portfolio, may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Advisors, LLC or an affiliate (“BlackRock”) to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor.

MAS-4/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Global SmallCap Portfolio	$28,813	$28,813	$0	$0	$13,158	$13,158	$0	$0
Mid Cap Value Opportunities Portfolio	$28,513	$28,513	$0	$0	$13,107	$13,107	$0	$0
BlackRock U.S. Mortgage Portfolio	$35,488	$35,488	$0	$0	$14,841	$14,841	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the                  de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Global SmallCap Portfolio	$13,158	$13,158
Mid Cap Value Opportunities Portfolio	$13,107	$13,107
BlackRock U.S. Mortgage Portfolio	$14,841	$14,841

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b)     Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: July 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: July 1, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Managed Account Series

Date: July 1, 2016